SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                               AMENDMENT NO. 2 TO
                                    FORM 8-K

                                -----------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 16, 2001

                              THE AUXER GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                     0-30440
                                    ---------
                            (Commission File Number)


                                   22-3537927
                                   ----------
                       (IRS Employer Identification No.)

                12 Andrews Drive, West Paterson, New Jersey 07424
             -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (973) 890-4925
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to a Stock Purchase Agreement (the "Agreement") effective May 16, 2001, The Auxer Group, Inc., a Delaware corporation (the "Company"); Auxer Telecom, Inc., a Delaware corporation and CT Industries, Inc., a Delaware corporation (collectively known as the "Seller") sold all of the issued and outstanding shares of Clifton Telecard, Inc. to Kattosko Communications, Inc., a New Jersey corporation. (the "Acquisition"). The Auxer Group, Inc. owned the shares of Clifton Telecard, Inc. The consideration for the sale of the shares was as follows:

     1. The value and ownership of the current bank account of Clifton located at Valley National Bank. In addition, Kattosko
          Communications, Inc. and its principal shareholder, Mohd Qattous guaranteed to pay any and all bounced checks, checks for insufficient funds or checks returned for unavailable funds for such account;
     2. Clifton Telecard, Inc. and Kattosko Communications, Inc. agreed to forgive the indebtedness of CT Industries, Inc.;
     3. Auxer Telecom, Inc., agreed to forgive the indebtedness of Clifton Telecard, Inc.;
     4. Kattosko Communications, Inc. executed a promissory note payable in six (6) equal consecutive monthly installments commencing 180 days from the date of the Agreement;
     5. Kattosko Communications, Inc. shall have the right to purchase prepaid telephone cards from Auxer Telecom, Inc. with terms of net 21 and a maximum credit limit of $50,000 at the current discounts, provided goods are in good working condition.
     6. Kattosko Communications, Inc. shall have the right to sell prepaid telephone cards to Seller with terms of Net 21 days and a maximum credit limit of $50,000 with current discounts, provided goods are in good working condition. Such account shall remain active provided Seller maintains account in good standing;
     7. Both Kattosko Communications, Inc. and Seller agree not to deactivate any cards currently in circulation;
     8. The Auxer Group, Inc. and Clifton Telecard, Inc. agree to have mutual and equal access and ownership of all cards with service provided by Auxer Telecom, Inc. currently in stock, except "Original" phone card;
     9. Seller agrees not to sell any of Clifton Telecard, Inc.'s ITG serviced products to any Clifton Telecard, Inc. customers and not to sell the "Original" phone card for more than a certain discount; and not to sell the "African Voice" for more than a certain discount;
     10. Kattosko Communications, Inc. retains the rights to all trademarks containing Clifton Telecard Alliance logo and Auxer Telecom, Inc. retains the rights to all trademarks containing those serviced by Auxer Telecom, Inc. except the "Original" and Seller agrees not to print the "Original";
     11. Kattosko Communications, Inc. and Seller agree to indemnify and hold harmless each other;
     12. Mustafa Qattous shall resign as President of Operations and his employment contract shall be immediately terminated;
     13. Kattosko Communications, Inc. agrees to honor all activations for all invoices to Seller placed by May 14,2001 and no later than May 17,2001

     14. Seller retains the right to sell product to Quick Stop (Heider) with out any restrictions or stipulations;
     15. Seller shall not be allowed to sell either the "Original", "Northern Star" or "African Voice" to any of Kattosko Communications, Inc.'s customers (with the exception of Quick Stop);
     16. Kattosko Communications, Inc. shall be responsible for Clifton's payroll as of May 14, 2001.
     17. Seller shall not make any prepaid telephone cards with Total Call, Inc. for a period of one year from the date hereof.

The Sale was approved by the unanimous consent of the Board of Directors of the Company on May 16, 2001.

ITEM 7. FINANCIAL STATEMENTS


                  INTRODUCTION TO UNAUDITED PRO FORMA COMBINED
                              FINANCIAL STATEMENTS

On May 16, 2001, the Company (Parent) sold Clifton Telecard, Inc. a wholly owned subsidiary, in a stock sale to Kattosko Communications, an independent corporation, for a sale price of $972,350, which includes a promissory note from the purchaser for $100,000, payable in six equal payments of $16,667 beginning November 16, 2001.

The following unaudited pro forma consolidated statements of operations reflect adjustments to Auxer's historical consolidated statements of operations for the year ended December 31, 2000 and the three months ended March 31, 2001, to give the effect of this sale as if its had occurred on January 1, 2000.

The unaudited pro forma consolidated statements of operations are not necessarily indicative of what the actual results of operations of Auxer would have been assuming the transactions had been completed as set forth above, nor do they purport to represent Auxer's results of operations for future periods. The resulting loss by the company (Parent) from the sale in the amount of $147,757 is reflected in the pro forma statements of operations as a loss on disposal of Clifton Telecard Inc. (Subsidiary).

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and related notes to Auxer.

                              THE AUXER GROUP, INC.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                  March 31,2001

                                        The Auxer Group  (Less)Sale of      Pro Forma     Pro Forma
                                        Inc. (continued)  Clifton Telecard  Adjustments   Combined
Cash                                          75,779.00       44,781.00        0.00     30,998.00
Savings                                       44,663.00                                 44,663.00
Accounts Receivable                        1,953,913.00    1,714,576.00        0.00    239,337.00
Less Allowance for Doubtful Accounts         (65,223.00)     (41,133.00)       0.00    (24,090.00)
                                           -------------        -------- ----------- -------------
Net                                        1,888,690.00    1,673,443.00        0.00    215,247.00

Inventory                                  1,947,448.00    1,301,747.00        0.00    645,701.00

Subscriptions Receivable                           0.00            0.00        0.00          0.00

Prepaid Expenses                              77,825.00        8,000.00        0.00     69,825.00

Other Receivables                                  0.00            0.00        0.00          0.00
                                          -------------        -------- ----------- -------------
Total Current Assets                       4,034,405.00    3,027,971.00        0.00  1,006,434.00
                                          -------------        -------- ----------- -------------

Furniture & Fixtures                          23,329.00            0.00        0.00     23,329.00

Machinery & Equipment                        669,829.00       20,569.00        0.00    649,260.00

Office Equipment                                   0.00            0.00        0.00          0.00

Vehicles                                      39,536.00            0.00        0.00     39,536.00

Leasehold Improvements                         2,121.00            0.00        0.00      2,121.00
                                          -------------        -------- ----------- -------------
                                             734,815.00       20,569.00        0.00    714,246.00
Less:  Accumulated Depreciation             (135,053.00)      (2,054.00)       0.00   (132,999.00)
                                          -------------        -------- ----------- -------------

Total (Net) Property & Equipment             599,762.00       18,515.00        0.00    581,247.00
                                          -------------        -------- ----------- -------------

Goodwill                                     846,939.00      846,939.00        0.00          0.00

Less:  Accumulated Amortization              (84,694.00)     (84,694.00)                     0.00
Other Receivables                             74,388.00            0.00        0.00     74,388.00

Security Deposit                             180,481.00        9,403.00        0.00    171,078.00
                                          -------------        -------- ----------- -------------

Total Other Assets                         1,017,114.00      771,648.00        0.00    245,466.00
                                          -------------        -------- ----------- -------------
Less:  Accumulated Amortization

TOTAL ASSETS:                              5,651,281.00    3,818,134.00        0.00  1,833,147.00
                                          =============        ======== =========== =============

Accounts payable and Accrued               2,488,520.00    2,047,161.00   64,173.00    505,532.00

Credit Line                                   30,618.00            0.00        0.00     30,618.00
Deferred Sales                               952,578.00      722,150.00           0    230,428.00
Notes Payable                                756,460.00            0.00        0.00    756,460.00

Notes Payable - Shareholders                  99,837.00            0.00        0.00     99,837.00

Total Current Liabilities                  4,328,013.00    2,769,311.00   64,173.00  1,622,875.00
                                          -------------        -------- ----------- -------------

Long-term Liabilities

Notes payable, less current maturities         2,807.00            0.00        0.00      2,807.00
Notes payable-convertible debt               911,685.00            0.00        0.00    911,685.00
Total Long-term Liabilities                  914,492.00            0.00        0.00    914,492.00

TOTAL LIABILITIES                          5,242,505.00    2,769,311.00   64,173.00  2,537,367.00

Common Stock                                 126,447.00            0.00        0.00    126,447.00

Preferred Stock                                2,750.00            0.00        0.00      2,750.00

Additional paid in Capital - Common        9,450,628.00      964,000.00        0.00  8,486,628.00
Additional paid in Capital - Preferred       409,750.00            0.00        0.00    409,750.00
Beginning Balance Equity                           0.00            0.00        0.00          0.00
Retained Earnings (Accumulated Deficit    (7,624,650.00)      83,574.00   83,574.00 (7,624,650.00)

Current Net Loss (gain/loss)              (1,956,149.00)       1,249.00 (147,747.00)(2,105,145.00)
                                          -------------        -------- ----------- -------------
Total Stockholders' Equity                   408,776.00    1,048,823.00  (64,173.00)  (704,220.00)
                                          -------------        -------- ----------- -------------

TOTAL LIABILITIES & EQUITY                 5,651,281.00    3,818,134.00        0.00  1,833,147.00
                                          =============        ======== =========== =============

                                                   0.00            0.00        0.00          0.00

                              THE AUXER GROUP, INC.

      UNAUDITED PROFORMA COMBINED STATEMENT OF INCOME AND RETAINED EARNINGS
                    For the three months ended March 31, 2001

                                        The Auxer Group       (Less)Sale of       Pro Forma     Pro Forma
                                        Inc. (continued)     Clifton Telecard     Adjustments   Combined
Income                                            7,776,702       7,185,748                         590,954

Less Cost of Goods Sold                           7,455,555       6,902,148                         553,407
                                                 ----------           -----        --------      ----------
Gross Profit                                        321,147         283,600              --          37,547
                                                 ----------           -----        --------      ----------
OPERATIONS:

General and Administrative                        1,820,531         281,323              --       1,539,208

Depreciation                                         35,487           1,028              --          34,459

Interest Expense                                    422,462              --              --         422,462

Total Expenses                                    2,278,480         282,351              --       1,996,129
                                                 ----------           -----        --------      ----------

Income (loss) from Operations                    (1,957,333)          1,249              --      (1,958,582)

Other Income (Expenses)                               1,184
                                                 ----------           -----        --------      ----------

NET INCOME (LOSS) from continuing operations     (1,956,149)          1,249              --      (1,957,398)

Loss on disposal of Clifton Telecard, Inc.                               --        (147,747)       (147,747)
                                                 ----------           -----        --------      ----------
NET INCOME (LOSS):                               (1,956,149)          1,249        (147,747)     (2,105,145)
                                                 ----------           -----        --------      ----------

Accumulated Deficit at Beginning                 (7,624,650)             --              --      (7,624,650)
                                                 ----------           -----        --------      ----------

Accumulated Deficit at End                       (9,580,799)          1,249        (147,747)     (9,729,795)
                                                 ==========           =====        ========      ==========


Net Income (loss) per common share                     0.02                                           (0.02)
                                                       ====                                           =====

Net Income (loss) per common share -
assuming dilution                                      0.02                                           (0.01)
                                                       ====                                           =====

                              THE AUXER GROUP, INC.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                December 31, 2000

                                        The Auxer Group  (Less)Sale of                       Pro Forma       Pro Forma
                                        Inc. (continued)  Clifton Telecard    Sub-Totals     Adjustments    Combined
                                        ----------------  ----------------    ----------     -----------    --------
Current Assets:
      Cash                                   282,023.00        (98,036.00)     183,987.00                    183,987.00
                                                                                     0.00                          0.00
      Accounts Receivable (net of          2,247,688.00     (2,015,517.00)     232,171.00                    232,171.00
      allowances $65,223)

      Inventory                            1,226,807.00       (641,968.00)     584,839.00                    584,839.00

      Subscriptions Receivable                     0.00              0.00            0.00                          0.00

      Prepaid Expenses                        33,105.00         (8,000.00)      25,105.00                     25,105.00

      Other Receivables                            0.00              0.00            0.00                          0.00
                                           ------------     -------------    ------------   ----------     ------------

      Total Current Assets                 3,789,623.00     (2,763,521.00)   1,026,102.00         0.00     1,026,102.00
                                           ------------     -------------    ------------   ----------     ------------
Property & Equipment

      Furniture & Fixtures                    23,329.00              0.00       23,329.00                     23,329.00

      Machinery & Equipment                  666,464.00        (20,569.00)     645,895.00                    645,895.00

      Vehicles                                38,036.00              0.00       38,036.00                     38,036.00

      Leasehold Improvements                   2,121.00              0.00        2,121.00                      2,121.00
                                           ------------     -------------    ------------   ----------     ------------
                                             729,950.00        (20,569.00)     709,381.00         0.00       709,381.00
      Less:  Accumulated Depreciation        (99,570.00)         1,026.00      (98,544.00)        0.00       (98,544.00)
                                           ------------     -------------    ------------   ----------     ------------
      Total (Net) Property & Equipment       630,380.00        (19,543.00)     610,837.00         0.00       610,837.00
                                           ------------     -------------    ------------   ----------     ------------
Other Assets

      Goodwill (net of amortization of       804,592.00       (804,592.00)           0.00                          0.00
      $42,347)

      Other Receivables                       42,334.00              0.00       42,334.00                     42,334.00

      Security Deposit                       140,482.00         (9,403.00)     131,079.00                    131,079.00
                                           ------------     -------------    ------------   ----------     ------------

      Total Other Assets                     987,408.00       (813,995.00)     173,413.00         0.00       173,413.00
                                           ------------     -------------    ------------   ----------     ------------
TOTAL ASSETS                               5,407,411.00     (3,597,059.00)   1,810,352.00         0.00     1,810,352.00
                                           ============     =============    ============   ==========     ============
Current Liabilities:

      Accounts payable and Accrued Expen   2,150,606.00     (1,703,122.00)     447,484.00   147,747.00       595,231.00

      Credit Line                             64,849.00              0.00       64,849.00                     64,849.00
      Deferred Sales                         846,363.00       (846,363.00)           0.00                          0.00
      Notes Payable                        1,564,353.00              0.00    1,564,353.00                  1,564,353.00

      Notes Payable - Officers                87,859.00              0.00       87,859.00                     87,859.00
                                           ------------     -------------    ------------   ----------     ------------
      Total Current Liabilities            4,714,030.00     (2,549,485.00)   2,164,545.00   147,747.00     2,312,292.00
                                           ------------     -------------    ------------   ----------     ------------
Long term debt, less current maturities        3,178.00                          3,178.00         0.00         3,178.00

      Common Stock                           104,047.00              0.00      104,047.00         0.00       104,047.00

      Preferred Stock                          2,750.00              0.00        2,750.00         0.00         2,750.00

      Additional paid in Capital - Common  8,208,056.00       (964,000.00)   7,244,056.00                  7,244,056.00

      Retained Earnings (Accumulated)     (4,828,817.00)             0.00   (4,828,817.00)        0.00    (4,828,817.00)
      Current Net Loss (gain/loss)        (2,795,833.00        (83,574.00)  (2,879,407.00)                (2,879,407.00)
      GAIN / LOSS on Sale of Clifton                                                 0.00  (147,747.00)     (147,747.00)
      Income (Loss) from Discontinued Operations                                     0.00                          0.00
                                           ------------     -------------    ------------   ----------     ------------
      Total Stockholders' Equity             690,203.00     (1,047,574.00)    (357,371.00) (147,747.00)     (505,118.00)
                                           ------------     -------------    ------------   ----------     ------------
TOTAL LIAB.and STOCKHOLDERS' EQUITY        5,407,411.00     (3,597,059.00)   1,810,352.00         0.00     1,810,352.00
                                           ============     =============    ============   ==========     ============
                                                   0.00              0.00            0.00         0.00             0.00

      UNAUDITED PROFORMA COMBINED STATEMENT OF INCOME AND RETAINED EARNINGS
                  For the twelve months ended December 31, 2000

                                            The Auxer Group  (Less)Sale of                       Pro Forma       Pro Forma
                                           Inc. (continued)  Clifton Telecard    Sub-Totals      Adjustments     Combined
                                           ----------------  ----------------    ----------     -----------    --------
Income                                          $ 10,993,570     $ (9,295,676)    $ 1,697,894                      $1,697,894

Less Cost of Goods Sold                          (10,024,260)       8,873,890      (1,150,370)                    (1,150,370)
                                             ---------------------------------------------------------------------------------
Gross Profit                                         969,310         (421,786)        547,524               -         547,524
                                             ---------------------------------------------------------------------------------

OPERATIONS:

General and Administrative                         3,619,994         (337,186)      3,282,808                       3,282,808

Depreciation                                         111,145           (1,026)        110,119                         110,119

Interest Expense                                      36,524                -          36,524                          36,524

                                             ---------------------------------------------------------------------------------
Total Expenses                                     3,767,663         (338,212)      3,429,451               -       3,429,451

                                             ---------------------------------------------------------------------------------

Income (loss) from Operations                     (2,798,353)         (83,574)     (2,881,927)                     (2,881,927)

Other Income (Expenses)                                2,520                            2,520                           2,520

                                             ---------------------------------------------------------------------------------
Income (Loss) from continuing Operations          (2,795,833)         (83,574)     (2,879,407)              -      (2,879,407)

Loss on disposal of Clifton Telecard, Inc.                                                  -        (147,747)       (147,747)
                                                           -                                -               -
                                             ---------------------------------------------------------------------------------
NET INCOME (LOSS):                              $ (2,795,833)       $ (83,574)   $ (2,879,407)     $ (147,747)   $ (3,027,154)

                                             ---------------------------------------------------------------------------------
Accumulated Deficit at Beginning                  (4,828,817)               -      (4,828,817)                     (4,828,817)

                                             ---------------------------------------------------------------------------------
Accumulated Deficit at End                        (7,624,650)         (83,574)     (7,708,224)       (147,747)     (7,855,971)
                                             =================================================================================

Net Income (loss) per common share                         -                -               -               -               -

Net Income (loss) per common share -
assuming dilution                                          -                -               -               -               -


Index to Exhibits

2.1      Stock Purchase Agreement. *

* Filed with the original 8-K on May 31, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               The Auxer Group, Inc.,
                                               a Delaware corporation

                                               By: Eugene Chiaramonte, Jr.
                                               ---------------------------
                                                   Eugene Chiaramonte, Jr.
                                                   President

DATED: November 7, 2001